ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about assets and liabilities classified as held for sale [Abstract]
ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE
In the first half of 2025, Brookfield Infrastructure agreed to the sale of up to a 50% equity interest in a subsidiary of our European hyperscale data center platform, which owns a portfolio of stabilized operating data center assets for approximately $0.9 billion (approximately $170 million to the partnership). Our European hyperscale data center platform will continue to manage the investment under a management agreement. As a result, the assets and liabilities of the subsidiary were classified as held for sale as at June 30, 2025.
Subsequent to June 30, 2025, Brookfield Infrastructure agreed to the sale of additional interests in the subsidiary, resulting in the sale of up to a 90% equity interest for proceeds of approximately $1.7 billion (approximately $300 million to the partnership).
The major classes of assets and liabilities of the businesses classified as held for sale are as follows:

US$ MILLIONS	June 30, 2025
Assets
Cash and cash equivalents	$28
Accounts receivable and other current assets	231
Investment Properties	3,591
Goodwill and other non-current assets	352
Total assets classified as held for sale	$4,202

Liabilities
Accounts payable and other liabilities	$205
Deferred income tax liability	395
Non-recourse borrowings	2,192
Total liabilities directly associated with assets classified as held for sale	2,792
Net assets classified as held for sale	$1,410